As filed with the Securities and Exchange Commission on February 27, 2001

                                                                     File Nos.
                                                                      33-41340
                                                                      811-6336

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.   ------

   Post-Effective Amendment No.   16                                       (X)
                                 -----
                              and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.     18                                                    (X)
                   ----

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            777 MARINERS ISLAND BLVD, SAN MATEO, CA 94404 (Address of
                     Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (650) 312-2000
                                                    --------------

       MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
       -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on March 1, 2001 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date)pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Prospectus

FRANKLIN
TEMPLETON
INTERNATIONAL
TRUST

INVESTMENT STRATEGY
     GLOBAL GROWTH

Templeton Foreign Smaller Companies Fund - Class A, B & C
Templeton Pacific Growth Fund - Class A & C








March 1, 2001

[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2       Templeton Foreign Smaller
                  Companies Fund

14       Templeton Pacific Growth Fund

24       Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

25       Choosing a Share Class

29       Buying Shares

32       Investor Services

36       Selling Shares

38       Account Policies

41       Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of smaller companies located outside the U.S. The Fund's manager considers smaller companies to be generally those with market capitalization of less than $1.5 billion at the time of purchase. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies.

[Begin callout]
The Fund invests primarily in the common stock of smaller companies outside the U.S.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for this Fund, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. A stock price is a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-dollar securities such as government securities (obligations up to five years to maturity issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities), bank obligations, the highest quality commercial paper and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual countries, regions, companies or industries, or the securities market as a whole.

VALUE INVESTING A value stock may not increase in price, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less stringent than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

INTEREST RATE Increases in interest rates may have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Similarly, emerging market countries may be especially sensitive to interest rate changes.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

3.69%   0.89%  33.02%  -0.11%  10.71%  24.18%  2.91%  -6.52%  25.27%    -3.25%
-------------------------------------------------------------------------------
 91     92      93      94      95      96     97      98      99        00
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q1 '93
16.09%

WORST
QUARTER:
Q4 '98
-16.63%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000


                                                                      SINCE
                                                                    INCEPTION
                                            1 YEAR      5 YEARS     (9/20/91)
-------------------------------------------------------------------------------
Templeton Foreign Smaller Companies
 Fund - Class A/2/                          -8.84%       6.41%       8.32%
MSCI EAFE Index/3/                         -13.96%       7.43%        8.30%

                                                                      SINCE
                                                                    INCEPTION
                                                        1 YEAR       (1/1/99)
-------------------------------------------------------------------------------
Templeton Foreign Smaller Companies Fund -
Class B/2/                                              -7.69%        7.40%
MSCI EAFE Index/3/                                     -13.96%        4.66%

                                                                      SINCE
                                                                    INCEPTION
                                                        1 YEAR      (7/1/98)
-------------------------------------------------------------------------------
Templeton Foreign Smaller Companies Fund -              -6.03%        1.79%
Class C/2/
MSCI EAFE Index/3/                                     -13.96%        5.20%

1. Figures do not reflect sales charges. If they did, returns would be lower.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard and Poor's Micropal. The unmanaged MSCI Europe Australasia Far East (EAFE(R)) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage  of offering price             5.75%         4.00%         1.99%
  Load imposed on purchases               5.75%         None          1.00%
  Maximum deferred sales charge (load)    None/1/       4.00%/2/      0.99%/3/

Please see "Choosing a Share Class" on page 25 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
Management fees                              0.98%         0.98%       0.98%
Distribution and service
 (12b-1) fees/4/                             0.20%         0.99%       0.98%
Other expenses                               0.40%         0.40%       0.40%
                                          -------------------------------------
Total annual Fund operating expenses         1.58%         2.37%       2.36%
                                          =====================================

1. Except for investments of $1 million or more (see page 25) and purchases by certain retirement plans without an initial sales charge.

2. Declines to zero after  six  years.

3. This is  equivalent  to a charge of 1% based on net asset value.

4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------------
If you sell your shares
at the end of the period:
CLASS A                              $726/1/    $1,045     $1,386     $2,345
CLASS B                              $640       $1,039     $1,465     $2,510/2/
CLASS C                              $436       $829       $1,348     $2,769

If you do not sell your shares:
CLASS B                              $240       $739       $1,265     $2,510/2/
CLASS C                              $337       $829       $1,348     $2,769


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $226 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, is the Fund's sub-advisor. Investment Counsel provides Advisers with investment management advice and assistance.

Under an agreement with Investment Counsel, Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is an additional sub-advisor of the Fund. Asset Management Hong Kong provides Investment Counsel with investment management advice and assistance.

The team responsible for the Fund's management is:

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL AND PORTFOLIO MANAGER OF ASSET MANAGEMENT HONG KONG

Mr. Rudolph has been a manager of the Fund since 1997. He joined Franklin Templeton Investments in 1997. Previously, he was an executive director with Morgan Stanley.

TUCKER SCOTT, CFA, VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Scott has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

CINDY L. SWEETING, CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Ms. Sweeting has been a manager of the Fund since 2000. She joined Franklin Templeton Investments in 1997. Previously, she was the Vice President of Investments with McDermott International Investments Co., Inc. in Nassau, Bahamas.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2000, the Fund paid 0.98% of its average daily net assets to the manager for its services.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


CLASS A                                                                     YEAR ENDED OCTOBER 31,
--------------------------------------------------- ------------- -------------- ------------- -------------- ---------------
                                                        2000          1999           1998          1997            1996
                                                    ------------- -------------- ------------- -------------- ---------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                     14.43         12.33          15.06         14.18          13.23
                                                    ------------- -------------- ------------- -------------- ---------------
 Net investment income                                   .31           .24            .26           .27            .35
 Net realized and unrealized gains (losses)             (.05)         2.13          (2.08)         1.64           1.88
                                                    ------------- -------------- ------------- -------------- ---------------
Total from investment operations                         .26          2.37          (1.82)         1.91           2.23
                                                    ------------- -------------- ------------- -------------- ---------------
 Distributions from net investment income               (.27)         (.27)          (.24)         (.32)          (.25)
 Distributions from net realized gains                     -             -           (.67)         (.71)         (1.03)
                                                    ------------- -------------- ------------- -------------- ---------------
Total distributions                                     (.27)         (.27)          (.91)        (1.03)         (1.28)
                                                    ------------- -------------- ------------- -------------- ---------------
Net asset value, end of year                           14.42         14.43          12.33         15.06          14.18
                                                    ------------- -------------- ------------- -------------- ---------------
Total return (%)/2/                                     1.71         19.51         (12.64)        14.25          18.49

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                   99,179        102,684        113,964       121,619        67,967
Ratios to average net assets:(%)
 Expenses                                               1.58          1.65           1.48          1.48           1.53
 Expenses, excluding waiver and
 payments by affiliate                                  1.58          1.65           1.50          1.58           1.53
 Net investment income                                  1.99          1.78           1.23          2.01           2.50
Portfolio turnover rate (%)                            37.22         18.76          22.82         33.62          40.46

CLASS B
--------------------------------------------------- ------------- --------------
                                                        2000            1999/3/
                                                    ------------- --------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                     14.35            12.44
                                                    ------------- --------------
 Net investment income                                   .22              .08
 Net realized and unrealized gains                      (.08)            1.89
                                                    ------------- --------------
Total from investment operations                         .14             1.97
                                                    ------------- --------------
Distributions from net investment income                (.21)            (.06)
Net asset value, end of year                           14.28            14.35
                                                    ------------- --------------
Total return (%)/2/                                      .91            15.81

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                      482              201
Ratios to average net assets:(%)
 Expenses                                               2.37             1.99/4/
 Net investment income                                  1.42              .59/4/
Portfolio turnover rate (%)                            37.22            18.76



CLASS C                                                       YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------
                                                         2000         1999         1998/5/
                                                     ------------ ------------ -------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                      14.36        12.32         14.23
                                                     ------------ ------------ -------------
 Net investment income                                    .18          .13           .01
 Net realized and unrealized gains (losses)              (.04)        2.11        (1.92)
                                                     ------------ ------------ -------------
Total from investment operations                          .14         2.24        (1.91)
                                                     ------------ ------------ -------------
Distributions from net investment income                 (.17)        (.20)           -
                                                     ------------ ------------ -------------
Net asset value, end of year                            14.33        14.36         12.32
                                                     ------------ ------------ -------------
Total return (%)/2/                                       .94        18.46       (13.42)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                       894          631          450
Ratios to average net assets: (%)
 Expenses                                                2.36         2.40         2.54/4/
 Net investment income                                   1.18          .94         1.08/4/
Portfolio turnover rate (%)                             37.22        18.76        22.82

1. Based on average weighted shares outstanding.

2. Total return does not include sales charges, and is not annualized.

3. For the period January 1,1999 (effective date) through October 31, 1999 for Class B shares.

4. Annualized.

5. For the period from July 1, 1998 (effective date) through October 31, 1998 for Class C shares.

TEMPLETON PACIFIC
GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies that have their principal activities in the Pacific Rim.

For purposes of the Fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand. The Fund will invest in issuers in at least three of these countries.

[Begin callout]
The Fund invests primarily in common stocks of Pacific Rim companies. [End callout]

The Fund may also invest a portion of its assets in securities of issuers domiciled outside the Pacific Rim, rated and unrated debt, and convertible securities. These investments may include securities of issuers that are linked by tradition, economic markets, cultural similarities or geography to countries in the Pacific Rim or that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for this Fund, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. A stock price is a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may government securities, bank obligations, the highest quality commercial paper and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

REGION There is a high correlation among most of the markets in the Pacific Rim. Accordingly, the Fund is subject to much greater risks of adverse events which occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in Pacific Rim countries, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other Pacific Rim countries and thus the Fund's holdings.

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual countries, regions, companies or industries, or the securities market as a whole.

VALUE INVESTING A value stock may not increase in price, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or invest in the markets favoring faster-growing companies.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less stringent than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The Pacific Rim includes several less developed countries, sometimes referred to as emerging markets. The risks of foreign investments typically are greater in emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Increases in interest rates may also have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Increased interest rates in the U.S. and Europe may also affect the economies of the countries in the Pacific Rim and thus their markets and issuers.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of bull and bear] PERFORMANCE
                                  -----------
This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

3.64%   3.65%  60.93%  -10.68%  5.85%  11.85%  -37.78%   -8.25%  43.42% -36.08%
-------------------------------------------------------------------------------
 91      92     93       94      95     96       97        98      99     00
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q1 '98
30.78%

WORST
QUARTER:
Q1 '97
-32.28%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                                                         SINCE
                                                                      INCEPTION
                                          1 YEAR       5 YEARS        (9/20/91)
-------------------------------------------------------------------------------
Templeton Pacific Growth Fund -
 Class A/2/                              -39.75%        -11.22%         -1.11%
MSCI Pacific Index/3/                    -25.64%         -3.78%          1.06%

                                                                       SINCE
                                                                      INCEPTION
                                                       1 YEAR         (1/2/97)
-------------------------------------------------------------------------------
Templeton Pacific Growth Fund -
  Class C/2/                                          -37.95%         -15.63%
MSCI Pacific Index/3/                                 -25.64%         -2.45%

1. Figures do not reflect sales charges. If they did, returns would be lower.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's Micropal. The unmanaged MSCI Pacific Index tracks the performance of approximately 450 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A         CLASS C
------------------------------------------------------------------------------
Maximum sales charge (load) as a percentage
of offering price                                   5.75%            1.99%
 Load imposed on purchases                          5.75%            1.00%
 Maximum deferred sales charge (load)               None/1/          0.99%/2/

Please see "Choosing a Share Class" on page 25 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  CLASS A          CLASS C
------------------------------------------------------------------------------
Management fees                                    1.00%            1.00%
Distribution and service (12b-1) fees/3/           0.20%            0.99%
Other expenses                                     0.61%            0.61%
                                                 -----------------------------
Total annual Fund operating expenses               1.81%            2.60%
                                                 =============================

1. Except for investments of $1 million or more (see page 25) and purchases by certain retirement plans without an initial sales charge.

2. This is equivalent to a charge of 1% based on net asset value.

3. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR      3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                              $748/1/      $1,112    $1,499     $2,579
CLASS C                              $459         $900      $1,466     $3,005

If you do not sell your shares:
CLASS C                              $360         $900      $1,466     $3,005

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $226 billion in assets.

Under an agreement with Advisers, Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the Fund's sub-advisor. Asset Management Hong Kong provides Advisers with investment management advice and assistance.

The team responsible for the Fund's management is:

SIMON RUDOLPH, PORTFOLIO MANAGER OF ASSET MANAGEMENT HONG KONG
Mr. Rudolph has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1997. Previously, he was an executive director with Morgan Stanley.

NICOLA DANIEL, PORTFOLIO MANAGER OF ASSET MANAGEMENT HONG KONG
Ms. Daniel has been a manager of the Fund since 2000. She joined Franklin Templeton Investments in 1997. Previously, she was a consultant and research associate for International Management & Development Group Ltd.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2000, the Fund paid 1.00% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


CLASS A                                                                   YEAR ENDED OCTOBER 31,
----------------------------------------------- --------------- ---------------- ------------- -------------- ------------
                                                     2000            1999            1998          1997/3/       1996
----------------------------------------------- --------------- ---------------- ------------- -------------- ------------
----------------------------------------------- --------------- ---------------- ------------- -------------- ------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                  10.20            7.83           10.88         14.50          14.11
                                                --------------- ---------------- ------------- -------------- ------------
   Net investment income                              .03             .01             .13           .14            .12
   Net realized and unrealized  gains (losses)      (1.90)           2.42           (2.98)        (3.65)          1.41
                                                --------------- ---------------- ------------- -------------- ------------
Total from investment operations                    (1.87)           2.43           (2.85)        (3.51)          1.53
                                                --------------- ---------------- ------------- -------------- ------------
   Distributions from net investment income          -               (.06)           (.13)         (.11)          (.21)
   Distributions from net realized gains             -               -               (.07)         -              (.93)
                                                --------------- ---------------- ------------- -------------- ------------
Total distributions                                  -               (.06)           (.20)         (.11)         (1.14)
                                                --------------- ---------------- ------------- -------------- ------------
Net asset value, end of year                         8.33           10.20            7.83         10.88          14.50
                                                --------------- ---------------- ------------- -------------- ------------
Total return (%)/2/                                (18.33)          31.23          (26.37)       (24.42)         11.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                59,292          73,160           42,200        40,958         59,740
Ratios to average net assets: (%)
  Expenses                                           1.81            1.92             1.90          1.63           1.52
  Net investment income                               .31             .10             1.43           .97           1.06
Portfolio turnover rate(%)                          36.56           39.33            19.61         24.79          13.48

CLASS C
----------------------------------------------- --------------- ---------------- --------------- -------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                  10.15           7.80             10.81          15.10
                                                --------------- ---------------- --------------- -------------
   Net investment income                            (.05)           (.07)              .08            .05
   Net realized and unrealized gains (losses)      (1.89)           2.45             (2.92)         (4.31)
                                                --------------- ---------------- --------------- -------------
Total from investment operations                   (1.94)           2.38             (2.84)         (4.26)
                                                --------------- ---------------- --------------- -------------
   Distributions from net investment income         -               (.03)             (.10)          (.03)
   Distributions from net realized gains            -                -                (.07)           -
                                                --------------- ---------------- --------------- -------------
Total distributions                                -                (.03)             (.17)          (.03)
                                                --------------- ---------------- --------------- -------------
Net asset value, end of year                       8.21            10.15              7.80          10.81
                                                --------------- ---------------- --------------- -------------
Total return (%)/2/                              (19.11)           30.61            (26.47)        (28.28)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)               7,605           11,925             6,183          2,307
Ratios to average net assets: (%)
 Expenses                                          2.60             2.70              2.63           2.48/4/
 Net investment income (loss)                      (.51)            (.71)              .67            .93/4/
Portfolio turnover rate (%)                       36.56            39.33             19.61          24.79

1. Based on average weighted shares outstanding

2. Total return does not include sales charges, and is not annualized.

3. For the period January 1, 1997 (effective date) to October 31, 1997 for Class C shares.

4. Annualized

[Insert graphic of dollar signs and stacks of coins]  DISTRIBUTIONS AND TAXES
                                                      -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution at least semiannually from its net investment income and at least annually from any net realized capital gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
BACKUP WITHHOLDING
-------------------
By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).
A Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares of a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS
                                        ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                                  CLASS B                                CLASS C
---------------------------------------- -------------------------------------- --------------------------------------
o Initial sales charge of 5.75% or less  o No initial sales charge              o Initial sales charge of 1%

o Deferred sales charge of 1% on         o Deferred sales charge of 4% on       o Deferred sales charge of 1% on
  purchases of $1 million or more          shares you sell within the first       shares you sell within 18 months
  sold within 12 months                    year, declining to 1% within six
                                           years and eliminated after that

o Lower annual expenses than Class B     o Higher annual expenses than Class     o Higher annual expenses than Class
  or C due to lower distribution fees      A (same as Class C) due to higher       A (same as Class B) due to
                                           distribution fees. Automatic            higher distribution fees. No
                                           conversion to Class A shares            conversion to Class A shares, so
                                           after eight years, reducing             annual expenses do not decrease.
                                           future annual expenses.

SALES CHARGES - CLASS A

                                    THE SALES CHARGE
                                   MAKES UP THIS % OF      WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE    OF YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Under $50,000                           5.75                     6.10
$50,000 but under $100,000              4.50                     4.71
$100,000 but under $250,000             3.50                     3.63
$250,000 but under $500,000             2.50                     2.56
$500,000 but under $1 million           2.00                     2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 28), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 27).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN              THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM           YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                             4
2 Years                                            4
3 Years                                            3
4 Years                                            3
5 Years                                            2
6 Years                                            1
7 Years                                            0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 27). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                   MAKES UP THIS %        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT     OF THE OFFERING PRICE    OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                      1.00                        1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 34 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[INSERT GRAPIHC OF A PAPER WITH LINES AND SOMEONE WRITING] BUYING SHARES


MINIMUM INVESTMENTS
                                                 INITIAL         ADDITIONAL
------------------------------------------------------------------------------
Regular accounts                              $1,000                 $50

Automatic investment plans                    $50 ($25 for an   $50 ($25 for an
                                              Education IRA)    Education IRA)

UGMA/UTMA accounts                            $100              $50

Retirement accounts (other than IRAs,
IRA rollovers, Education IRAs or Roth         no minimum        no minimum
IRAs)

IRAs, IRA rollovers, Education IRAs or
Roth IRAs                                     $250              $50

Broker-dealer sponsored wrap account
programs                                      $250              $50

Full-time employees, officers, trustees
and directors of Franklin Templeton entities,
and their immediate family members            $100              $50


               PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND
                ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 32). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
-------------------------------------------------------------------------------------------------------------------
                                    OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
[Insert graphic of hands           Contact your investment          Contact your investment
shaking]                           representative                   representative

THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------------------------------------------
[Insert graphic of phone          If you have another Franklin      Before requesting a telephone or
and computer]                     Templeton fund account with       online purchase into an existing
                                  your bank account information     account, please make sure we have
                                  on file, you may open a new       your bank account information on
BY PHONE/ONLINE                   account by phone. At this         file. If we do not have this
                                  time, a new account may not       information, you will need to send
(Up to $100,000 per               be opened online.                 written instructions with your
shareholder per day)                                                bank's name and address, a voided
                                 To make a same day investment,     check or savings account deposit
1-800/632-2301                   your phone order must be           slip, and a signature guarantee if
                                 received and accepted by us        the bank and Fund accounts do not
franklintempleton.com            by 1:00 p.m. Pacific time or       have at least one common owner
                                 the close of the New York
NOTE: CERTAIN ACCOUNT            Stock Exchange, whichever is       To make a same day investment, your
TYPES ARE NOT                    earlier.                           phone or online order must be received
AVAILABLE FOR ONLINE                                                and accepted by us by 1:00 p.m. Pacific
ACCOUNT ACCESS                                                      time or the close of the New Stock
                                                                    Exchange, whichever is earlier.
-------------------------------------------------------------------------------------------------------------------
[Insert graphic of               Make your check payable to         Make your check payable to the Fund.
envelope]                        the Fund.                          Include your account number on the
                                                                    check.

BY MAIL                          Mail the check and your signed     Fill out the deposit slip from your
                                 application to Investor Services.  account statement. If you do not have a slip, include a note with your name,
                                                                    the Fund name, and your account number.

                                                                    Mail the check and deposit slip or
                                                                    note to Investor Services.
-------------------------------------------------------------------------------------------------------------------
[Insert graphic of three         Call to receive a wire control     Call to receive a wire control number
lightning bolts]                 number and wire instructions.      and wire instructions.

BY WIRE                          Wire the funds and mail your       To make a same day wire investment,
                                 signed application to Investor     please call us by 1:00 p.m. Pacific
1-800/632-2301                   Services. Please include the       time and make sure your wire arrives
                                 wire control number or your        by 3:00 p.m.
(or 1-650/312-2000 collect)      new account number on the
                                 application.

                                 To make a same day wire
                                 investment, please call us by
                                 1:00 p.m. Pacific time and
                                 make sure your wire arrives
                                 by 3:00 p.m.
------------------------------------------------------------------------------------------------------------------
[Insert graphic of two           Call Shareholder Services at       Call Shareholder Services at the number
arrows pointing in               the number below, or send          below or our automated TeleFACTS system,
opposite directions]             signed written instructions.       or send signed written instructions.
                                 You also may place an online       You also may place an online exchange order.
BY EXCHANGE                      exchange order. The TeleFACTS
                                 system cannot be used to open      (Please see page 34 for information
TeleFACTS(R)                     a new account.                     on exchanges.)
1-800/247-1753
(around-the-clock access)        (Please see page 34 for
                                 information on exchanges.)
Our Website
franklintempleton.com
-------------------------------------------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with A handset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Funds to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 39).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES
                                --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic of hands shaking]   Contact your investment representative

THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed
                                    share certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
------------------------------------------------------------------------------
[Insert graphic of phone and        As long as your transaction is for $100,000
computer]                           or less, you do not hold share certificates
                                    and you have not changed your address by
                                    phone or online within the last 15 days,
BY PHONE/ONLINE                     you can sell your shares by phone or
                                    online.
1-800/632-2301
                                    A check will be mailed to the name(s) and
franklintempleton.com               address on the account. Written
                                    instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                                    (Please see page 33 for more information.)
------------------------------------------------------------------------------
[Insert graphic of three            You can call, write, or visit us online to
lightning bolts]                    have redemption proceeds sent to a  bank
                                    account. See the policies above for selling
                                    shares by mail, phone or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)                      Before requesting to have redemption
                                    proceeds sent to a bank account, please
                                    make sure we have your bank account
                                    information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                                    If we receive your request in proper form
                                    by 1:00 p.m. Pacific time, proceeds sent by
                                    ACH generally will be available within two
                                    to three business days.
------------------------------------------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund
pointing in opposite directions]    you are considering. Prospectuses are
                                    available online at franklintempleton.com.

BY EXCHANGE                         Call Shareholder Services at the number
                                    below or our automated TeleFACTS system,
TeleFACTS(R)                        or send signed written instructions.  You
1-800/247-1753                      also may place an exchange order online.
(around-the-clock access)           See the policies above for selling shares
                                    by mail, phone or online.

                                    If you hold share certificates, you will
                                    need to return them to the Fund before your
                                    exchange can be processed.
------------------------------------------------------------------------------
             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Funds calculate the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents online at franklintempleton.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. Templeton Pacific Growth Fund does not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase and exchange trade requests through the desk.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Funds may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The Funds may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Funds reserve the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to a Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                       CLASS A        CLASS B       CLASS C
-------------------------------------------------------------------------------

COMMISSION (%)                              -          4.00         2.00
Investment under $50,000                 5.00            -             -
$50,000 but under $100,000               3.75            -             -
$100,000 but under $250,000              2.80            -             -
$250,000 but under $500,000              2.00            -             -
$500,000 but under $1 million            1.60            -             -
$1 million or more                 up to 1.00/1/         -             -
12B-1 FEE TO DEALER                      0.25          0.25/2/      1.00/3/


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1/ and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                      HOURS (PACIFIC TIME,
DEPARTMENT NAME                TELEPHONE NUMBER       MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------------------
Shareholder Services           1-800/632-2301        5:30 a.m. to 5:00 p.m.
                                                     6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information               1-800/DIAL BEN        5:30 a.m. to 5:00 p.m.
                               (1-800/342-5236)      6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services            1-800/527-2020        5:30 a.m. to 5:00 p.m.
Advisor Services               1-800/524-4040        5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637        5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)        1-800/247-1753        (around-the-clock access)

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file #811-6336                         FTIT P 03/01





Prospectus

FRANKLIN
TEMPLETON

INTERNATIONAL
TRUST

ADVISOR CLASS

INVESTMENT STRATEGY
     GLOBAL GROWTH

Templeton Foreign Smaller Companies Fund
Templeton Pacific Growth Fund

MARCH 1, 2001

[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

          2       Templeton Foreign Smaller Companies Fund

         11       Templeton Pacific Growth Fund

         20       Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

         21       Qualified Investors

         23       Buying Shares

         25       Investor Services

         29       Selling Shares

         31       Account Policies

         33       Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of smaller companies located outside the U.S. The Fund's manager considers smaller companies to be generally those with market capitalization of less than $1.5 billion at the time of purchase. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies.

[Begin callout]
The Fund invests primarily in the common stock of smaller companies outside the U.S.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for this Fund, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. A stock price is a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-dollar securities such as government securities (obligations up to five years to maturity issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities), bank obligations, the highest quality commercial paper and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual countries, regions, companies or industries, or the securities market as a whole.

VALUE INVESTING A value stock may not increase in price, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less stringent than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

INTEREST RATE Increases in interest rates may have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Similarly, emerging market countries may be especially sensitive to interest rate changes.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of bull and bear] PERFORMANCE
                                  -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

3.69%   0.89%   33.02%  -0.11%  10.71%  24.18%  3.13%  -6.32%   25.52%   -3.04%
-------------------------------------------------------------------------------
 91      92      93      94      95      96     97      98       99       00
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q1 '93
16.09%

WORST
QUARTER:
Q4 '98
-16.49%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                                                     SINCE
                                                                   INCEPTION
                                          1 YEAR     5 YEARS       (9/20/91)
------------------------------------------------------------------------------
Templeton Foreign Smaller
 Companies Fund - Advisor Class/1/        -3.04%      8.02%          9.20%
MSCI EAFE Index/2/                       -13.96%      7.43%          8.30%


1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe Australasia Far East (EAFE(R)) index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                                   0.98%
Distribution and service (12b-1) fees                             None
Other expenses                                                    0.40%
                                                              --------------
Total annual Fund operating expenses                              1.38%
                                                              ==============

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS          5 YEARS         10 YEARS
---------------------------------------------------------------------------
                 $140          $437              $755           $1,657

[Insert graphic of briefcase] MANAGEMENT
                            ------------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $226 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Boulevard, Ft. Lauderdale, FL 33394, is the Fund's sub-advisor. Investment Counsel provides Advisers with investment management advice and assistance.

Under an agreement with Investment Counsel, Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is an additional sub-advisor of the Fund. Asset Management Hong Kong provides Investment Counsel with investment management advice and assistance.

The team responsible for the Fund's management is:

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL AND PORTFOLIO MANAGER OF ASSET MANAGEMENT HONG KONG
Mr. Rudolph has been a manager of the Fund since 1997. He joined Franklin Templeton Investments in 1997. Previously, he was an executive director with Morgan Stanley.

TUCKER SCOTT, CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Scott has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

CINDY L. SWEETING, CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Sweeting has been a manager of the Fund since 2000. She joined Franklin Templeton Investments in 1997. Previously, she was the Vice President of Investments with McDermott International Investments Co., Inc. in Nassau, Bahamas.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2000, the Fund paid 0.98% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.


ADVISOR CLASS                                                 YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------
                                                         2000         1999        1998         1997/1/
----------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)2
Net asset value, beginning of year                       14.45       12.34         15.09        14.00
                                                     -------------- ----------- ------------- ------------
   Net investment income                                   .35         .26           .32          .20
   Net realized and unrealized gains (losses)             (.05)       2.14         (2.13)         .98
                                                     -------------- ----------- ------------- ------------
Total from investment operations                           .30        2.40         (1.81)        1.18
                                                     -------------- ----------- ------------- ------------
   Distributions from net investment income               (.30)       (.29)         (.27)        (.09)
   Distributions from net realized gains                     -           -          (.67)           -
                                                     -------------- ----------- ------------- ------------
Total distributions                                       (.30)       (.29)         (.94)        (.09)
                                                     ------------- ----------- ------------- ------------
Net asset value, end of year                             14.45       14.45         12.34        15.09
                                                     -------------- ----------- ------------- ------------
Total return (%)/3/                                       2.01       19.81        (12.55)        8.43

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                     10,708       9,841        12,402        3,726
Ratios to average net assets: (%)
   Expenses                                               1.38        1.43          1.31         1.24/4/
   Expenses excluding waiver and
    payments by affiliate                                 1.38        1.43          1.33         1.36/4/
   Net investment income                                  2.31        1.94          1.43         2.66/4/
Portfolio turnover rate (%)                              37.22       18.76         22.82        33.62

1. For the period January 1, 1997 (effective date) through October 31, 1997.
2. Based on average weighted shares outstanding effective year ended
October 31, 1999.
3. Total return is not annualized.
4. Annualized.

TEMPLETON PACIFIC
GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies that have their principal activities in the Pacific Rim.

For purposes of the Fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand. The Fund will invest in issuers in at least three of these countries.

[Begin callout]
The Fund invests primarily in common stocks of Pacific Rim companies. [End callout]

The Fund may also invest a portion of its assets in securities of issuers domiciled outside the Pacific Rim, rated and unrated debt, and convertible securities. These investments may include securities of issuers that are linked by tradition, economic markets, cultural similarities or geography to countries in the Pacific Rim or that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for this Fund, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. A stock price is a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may government securities, bank obligations, the highest quality commercial paper and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

REGION There is a high correlation among most of the markets in the Pacific Rim. Accordingly, the Fund is subject to much greater risks of adverse events which occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in Pacific Rim countries, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other Pacific Rim countries and thus the Fund's holdings.

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual countries, regions, companies or industries, or the securities market as a whole.

VALUE INVESTING A value stock may not increase in price, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less stringent than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The Pacific Rim includes several less developed countries, sometimes referred to as emerging markets. The risks of foreign investments typically are greater in emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Increases in interest rates may also have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Increased interest rates in the U.S. and Europe may also affect the economies of the countries in the Pacific Rim and thus their markets and issuers.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of bull and bear] PERFORMANCE
                                  -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

3.64%  3.65%  60.93%  -10.68%   5.85%  11.85%  -37.66%  -7.54%  44.29%  -35.86%
-------------------------------------------------------------------------------
 91    92     93        94       95     96       97      98      99      00
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q1 '98
31.00%

WORST
QUARTER:
Q1 '97
-32.28%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                                                      SINCE
                                                                     INCEPTION
                                           1 YEAR        5 YEARS     (9/20/91)
-------------------------------------------------------------------------------
Templeton Pacific Growth Fund -
  Advisor Class/1/                        -35.86%        -9.78%      -0.25%
MSCI Pacific Index/2/                     -25.64%        -3.78%       1.06%


1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The unmanaged MSCI Pacific Index tracks the performance of approximately 450 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                                     1.00%
Distribution and service (12b-1) fees                               None
Other expenses                                                      0.61%
                                                               ----------------
Total annual Fund operating expenses                                1.61%
                                                               ================


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR          3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------
                   $164             $508            $876           $1,911

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $226 billion in assets.

Under an agreement with Advisers, Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the Fund's sub-advisor. Asset Management Hong Kong provides Advisers with investment management advice and assistance.

The team responsible for the Fund's management is:

SIMON RUDOLPH, PORTFOLIO MANAGER OF ASSET MANAGEMENT HONG KONG
Mr.  Rudoph  has been a manager  of the Fund  since  2000.  He  joined  Franklin
Templeton Investments in 1997. Previously, he was an executive director with Morgan Stanley.

NICOLA DANIEL, portfolio manager OF ASSET MANAGEMENT HONG KONG
Ms. Daniel has been a manager of the Fund since 2000. She joined Franklin Templeton Investments in 1997. Previously, she was a consultant and research associate for International Management & Development Group LTD.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2000, the Fund paid 1.00% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.


ADVISOR CLASS                                                     YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------
                                                       2000         1999          1998         1997/1/
----------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)/2/
Net asset value, beginning of year                     10.31         7.88         10.88         15.10
                                                    ------------ ------------ ------------- -------------
   Net investment income                                 .04          .04           .15           .12
   Net realized and unrealized gains (losses)          (1.91)        2.46         (2.93)        (4.30)
                                                    ------------ ------------ ------------- -------------
Total from investment operations                       (1.87)        2.50         (2.78)        (4.18)
                                                    ------------ ------------ ------------- -------------
   Distributions from net investment income               -          (.07)         (.15)         (.04)
   Distributions from net realized gains                  -            -           (.07)           -
                                                    ------------ ------------ ------------- -------------
Total distributions                                       -          (.07)         (.22)         (.04)
                                                    ------------ ------------ ------------- -------------
Net asset value, end of year                            8.44        10.31          7.88         10.88
                                                    ------------ ------------ ------------- -------------
Total return (%)/3/                                   (18.14)       32.15        (25.68)       (27.74)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                    1,286        7,252         1,454         1,357
Ratios to average net assets: (%)
   Expenses                                             1.61         1.71          1.62          1.48/4/
   Net investment income                                 .33          .40          1.78          1.55/4/
Portfolio turnover rate (%)                            36.56        39.33         19.61         24.79

1. For the period January 1, 1997 (effective date) through October 31, 1997.
2. Based on average weighted shares outstanding effective year ended
October 31, 1999.
3. Total return is not annualized.
4. Annualized.

[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES
-----------------------


INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to make a distribution at least semiannually from its net investment income and at least annually from any net realized capital gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
Backup Withholding
---------------------------------
By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:
o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).
A Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares of a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] QUALIFIED INVESTORS
                                        -------------------

The following investors may qualify to buy Advisor Class shares of a Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.

[Insert graphic of a paper with lines and someone writing]
BUYING SHARES
-------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 25). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
-------------------------------------------------------------------------------------------------------------------
                                    OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
[Insert graphic of hands           Contact your investment          Contact your investment
shaking]                           representative                   representative

THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------------------------------------------
[Insert graphic of phone          If you have another Franklin      Before requesting a telephone or
and computer]                     Templeton fund account with       online purchase into an existing
                                  your bank account information     account, please make sure we have
                                  on file, you may open a new       your bank account information on
BY PHONE/ONLINE                   account by phone. At this         file. If we do not have this
                                  time, a new account may not       information, you will need to send
(Up to $100,000 per               be opened online.                 written instructions with your
shareholder per day)                                                bank's name and address, a voided
                                 To make a same day investment,     check or savings account deposit
1-800/632-2301                   your phone order must be           slip, and a signature guarantee if
                                 received and accepted by us        the bank and Fund accounts do not
franklintempleton.com            by 1:00 p.m. Pacific time or       have at least one common owner
                                 the close of the New York
NOTE: CERTAIN ACCOUNT            Stock Exchange, whichever is       To make a same day investment, your
TYPES ARE NOT                    earlier.                           phone or online order must be received
AVAILABLE FOR ONLINE                                                and accepted by us by 1:00 p.m. Pacific
ACCOUNT ACCESS                                                      time or the close of the New Stock
                                                                    Exchange, whichever is earlier.
-------------------------------------------------------------------------------------------------------------------
[Insert graphic of               Make your check payable to         Make your check payable to the Fund.
envelope]                        the Fund.                          Include your account number on the
                                                                    check.

BY MAIL                          Mail the check and your signed     Fill out the deposit slip from your
                                 application to Investor Services.  account statement. If you do not have a slip, include a note with your name,
                                                                    the Fund name, and your account number.

                                                                    Mail the check and deposit slip or
                                                                    note to Investor Services.
-------------------------------------------------------------------------------------------------------------------
[Insert graphic of three         Call to receive a wire control     Call to receive a wire control number
lightning bolts]                 number and wire instructions.      and wire instructions.

BY WIRE                          Wire the funds and mail your       To make a same day wire investment,
                                 signed application to Investor     please call us by 1:00 p.m. Pacific
1-800/632-2301                   Services. Please include the       time and make sure your wire arrives
(or 1-650/312-2000 collect)      wire control number or your        by 3:00 p.m.
                                 new account number on the
                                 application.

                                 To make a same day wire
                                 investment, please call us by
                                 1:00 p.m. Pacific time and
                                 make sure your wire arrives
                                 by 3:00 p.m.
------------------------------------------------------------------------------------------------------------------
[Insert graphic of two           Call Shareholder Services at       Call Shareholder Services at the number
arrows pointing in               the number below, or send          below or send signed written instructions.
opposite directions]             signed written instructions.       You also may place an online exchange order.
                                 You also may place an online
BY EXCHANGE                      exchange order. The TeleFACTS      (Please see page 27 for information
                                 system cannot be used to open      on exchanges.)
                                 a new account.
Our Website
franklintempleton.com            (Please see page 27 for
                                 information on exchanges.)
-------------------------------------------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Funds to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 32).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age
59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic of hands shaking]   Contact your investment representative

THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed
                                    share certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
------------------------------------------------------------------------------
[Insert graphic of phone and        As long as your transaction is for $100,000
computer]                           or less, you do not hold share certificates
                                    and you have not changed your address by
                                    phone or online within the last 15 days,
BY PHONE/ONLINE                     you can sell your shares by phone or
                                    online.
1-800/632-2301
                                    A check will be mailed to the name(s) and
franklintempleton.com               address on the account. Written
                                    instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                                    (Please see page 26 for more information.)
------------------------------------------------------------------------------
[Insert graphic of three            You can call, write, or visit us online to
lightning bolts]                    have redemption proceeds sent to a  bank
                                    account. See the policies above for selling
                                    shares by mail, phone or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)                      Before requesting to have redemption
                                    proceeds sent to a bank account, please
                                    make sure we have your bank account
                                    information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                                    If we receive your request in proper form
                                    by 1:00 p.m. Pacific time, proceeds sent by
                                    ACH generally will be available within two
                                    to three business days.
------------------------------------------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund
pointing in opposite directions]    you are considering. Prospectuses are
                                    available online at franklintempleton.com.

BY EXCHANGE                         Call Shareholder Services at the number
                                    below or send signed written instructions.
                                    You also may place an exchange order online.
                                    See the policies above for selling shares by mail, phone or online.

                                    If you hold share certificates, you will
                                    need to return them to the Fund before your
                                    exchange can be processed.
------------------------------------------------------------------------------
              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Funds calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents online at franklintempleton.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. Templeton Pacific Growth Fund does not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase and exchange trade requests through the desk.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Funds may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The Funds may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Funds reserve the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to a Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                         HOURS (PACIFIC TIME,
DEPARTMENT NAME                TELEPHONE NUMBER         MONDAY THROUGH FRIDAY)
------------------------------------- ---------------------------- ----------------------
Shareholder Services           1-800/632-2301           5:30 a.m. to 5:00 p.m.
                                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information               1-800/DIAL BEN           5:30 a.m. to 5:00 p.m.
                               (1-800/342-5236)         6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services            1-800/527-2020           5:30 a.m. to 5:00 p.m.
Advisor Services               1-800/524-4040           5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637           5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)        1-800/247-1753           (around-the-clock access)



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file #811-6336                     FTIT PA 03/01



FRANKLIN TEMPLETON
INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND - CLASS A, B & C
TEMPLETON PACIFIC GROWTH FUND - CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2001

[Insert Franklin Templeton Ben Head]
P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks                   2
Officers and Trustees                       16
Management and Other Services               19
Portfolio Transactions                      21
Distributions and Taxes                     22
Organization, Voting Rights
 and Principal Holders                      24
Buying and Selling Shares                   25
Pricing Shares                              32
The Underwriter                             32
Performance                                 34
Miscellaneous Information                   36
Description of Ratings                      36

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
                                                                  FTIT SAI 03/01



GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The investment goal of each Fund is long-term capital growth.

Each Fund may not:

1. Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer;

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of either Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

3. Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments;

4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

5.  Underwrite  securities  of other  issuers,  except  insofar as a Fund may be
technically   deemed  an  underwriter  under  the  federal  securities  laws  in connection with the disposition of portfolio securities;

6. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by each Fund only after registration under the Securities Act of 1933, as amended, (1933 Act), if as a result more than 10% of their net assets would be invested in such illiquid securities;

7. Invest in securities for the purpose of exercising management or control of the issuer;

8. Maintain a margin account with a securities dealer, except that either Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, nor invest in commodities or commodities contracts or interests (other than publicly-traded equity securities) or leases with respect to any oil, gas or other mineral exploration or development programs, except that either Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith;

9. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

10. Invest more than 5% of total assets in companies which have a record of less
than  three  years  continuous  operation,   including  the  operations  of  any
predecessor companies;

11. Invest directly in real estate or real estate limited partnerships (although either Fund may invest in real estate investment trusts) or in the securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended,(1940 Act) or pursuant to any exemptions therefrom, including any exemption permitting either Fund to invest in shares of one or more money market funds managed by the manager or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or

12. Purchase or retain in either Fund's portfolio any security if any officer, trustee or securityholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund may not issue senior securities except to the extent that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, pledging, mortgaging or hypothecating the Fund's assets as security for loans, entering into repurchase transactions, engaging in joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except as the Fund may participate in a joint repurchase agreement account with other funds in the Franklin Templeton Investments.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goal, each Fund may invest in various types of securities or engage in various types of transactions. These securities and transactions, and their associated risks, are described below. The Funds' manager is under no obligation to invest in any or all of these securities or engage in any or all of these types of transactions.

CONVERTIBLE SECURITIES As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Each Fund may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security or a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Pacific Fund currently has no intention of investing more than 5% of its net assets in synthetic convertible securities, while the Smaller Companies Fund does not currently intend to invest in synthetic convertible securities.

Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Each Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other convertible security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

The Smaller Companies Fund may buy debt securities which are rated C or better by Moody's or S&P, or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), including defaulted securities.

The Pacific Fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better, or unrated debt which it determines to be of comparable quality. The Fund's investments in debt instruments may include U.S. and foreign government and corporate securities, including Samurai bonds, Yankee bonds and Eurobonds.

HIGH YIELDING, FIXED-INCOME SECURITIES. The Smaller Companies Fund may invest up to 5% of its assets in fixed income securities that are rated below investment grade or are unrated but deemed by the managers to be of equivalent quality.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, that react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's, ratings that are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Smaller Companies Fund may have unrealized losses on defaulted securities that are reflected in the price of the Smaller Companies Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Smaller Companies Fund's net assets are impacted prior to the default. The Smaller Companies Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

The Smaller Companies Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Smaller Companies Fund's ability to dispose of particular issues, when necessary, to meet the Smaller Companies Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.

The Smaller Companies Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The managers will carefully review their credit and other characteristics. The Smaller Companies Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of these securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. The Smaller Companies Fund will rely on the managers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the managers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

DERIVATIVE SECURITIES

CURRENCY TRANSACTIONS. Although each Fund has the authority to enter into forward currency exchange contracts (forward contracts) and currency futures contracts and options on these futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets, they presently have no intention of entering into such transactions.

FORWARD CONTRACTS AND CURRENCY FUTURES CONTRACTS. Forward currency exchange contracts to try to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

Each Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security by buying the amount of foreign currency needed to settle the transaction. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund may also purchase and sell forward contracts for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value but securities denominated in that currency do not present attractive investment opportunities and are held in a Fund.

A Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

The Funds generally will not enter into a forward contract with a term of greater than one year.

CURRENCY FUTURES CONTRACTS. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

OPTIONS ON FOREIGN CURRENCIES. Each Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may lose the entire amount of the premium plus related transaction costs. For more information about the mechanics of buying and writing options, please see the section on "Options on securities and securities indices" below.

The Fund will not enter into forward currency exchange contracts or currency futures contracts or buy or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Although the Funds have the authority to enter into these transactions, they currently have no intention of doing so.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. A Fund may write covered call and put options on any securities in which it may invest. A Fund may buy and write these options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by a Fund will be "covered." The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A call option written by a Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian bank.

A put option written by a Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option that wishes to terminate its obligation may effect a closing purchase transaction. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when the Fund so desires.

BUYING PUT OPTIONS. A Fund may buy put options on securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to buy put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying that option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. This gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

BUYING CALL OPTIONS. A Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of this security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

OPTIONS ON STOCK INDICES. A Fund may buy and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When a Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian bank in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS ON SECURITIES (OTC OPTIONS). A Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

The Funds understand the current position of the staff of the U.S. Securities and Exchange Commission (SEC) to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds and their managers disagree with this position. Nevertheless, pending a change in the staff's position, the Funds will treat OTC options as subject to its limitation on illiquid securities. Please see "Illiquid Investments."

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

FORWARD CONVERSIONS. In a forward conversion, a Fund will buy securities and write call options and buy put options on these securities. All options written by the Fund will be covered. By buying puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. These price movements may also affect a Fund's total return if the conversion is terminated prior to the expiration date of the options. In this event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by buying put options.

SPREAD AND STRADDLE TRANSACTIONS. A Fund may engage in "spread" transactions in which it buys and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. A Fund may also engage in so-called "straddles," in which it buys or writes combinations of put and call options on the same security. Because buying options in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in these options transactions. A Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

FUTURES TRANSACTIONS. Although each Fund has the authority to enter into these transactions, it currently has no intention of doing so.

Each Fund may buy or sell (i) financial futures contracts such as interest rate futures contracts; (ii) options on interest rate futures contracts; (iii) stock index futures contracts; and (iv) options on stock index futures contracts (collectively, futures transactions) for bona fide hedging purposes. Each Fund may enter into these futures transactions on domestic exchanges and, to the extent these transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in futures transactions for speculation but only as a hedge against changes resulting from market conditions such as changes in interest rates, currency exchange rates, or securities that it intends to buy. Each Fund will not enter into any futures transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, each Fund will not engage in any futures transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to this change in value.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of this currency and its portfolio securities that are denominated in this currency. Each Fund can buy futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in this currency that the Fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take this delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange, an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. A Fund may incur brokerage fees when it buys or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities or currency will usually be liquidated in this manner, each Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the buying or selling will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give each Fund the right, but not the obligation, for a specified price, to sell or to buy, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, each Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Examples of financial futures contracts include interest rate futures contracts and stock index futures contracts.

INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, that depends primarily on prevailing interest rates. Each Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. A sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the Fund from declining as much as it otherwise could have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

Each Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

HEDGING STRATEGIES WITH FUTURES. Hedging by use of futures contracts seeks to establish, with more certainty than would otherwise be possible, the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices of foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the managers, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Funds' portfolio may be more or less volatile than prices of these futures contracts, the managers will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Funds enter into a greater or fewer number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds' securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds' portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by buying these futures contracts. This would be done, for example, when a Fund anticipates the subsequent buy of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The CFTC and U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on their strategies for hedging their securities. The need to hedge against these risks will depend on the extent of diversification of each Funds' common stock portfolio and the sensitivity of these investments to factors influencing the stock market as a whole.

OTHER CONSIDERATIONS AND RISKS. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at a lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed below. The Funds will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations that permit principals of an investment company registered under the 1940 Act to engage in these transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging that the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. The Funds are not permitted to engage in speculative futures trading. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to buy.

Except as stated below, the Funds' futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities it intends to buy (or the currency will be purchased to protect the Fund against an increase in the price of the securities (or the currency in which they are denominated)). As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position involving the purchase of futures contracts, the Fund will have bought, or will be in the process of buying, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases when it is economically advantageous for the Funds to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. In the alternative, a CFTC regulation permits the Funds to elect to comply with a different test, under which (i) a Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the liquidation value of the Fund's investment portfolio (a) after taking into account unrealized profits and losses on any such contracts into which the Fund has entered and (b) excluding the in-the-money amount with respect to any option that is in-the-money at the time of purchase.

Each Fund will engage in transactions in futures contracts and related options only to the extent these transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Each Fund will not buy or sell futures contracts or buy or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to buy securities or currencies, require the Fund to segregate assets to cover these contracts and options.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the managers may still not result in a successful transaction.

Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Each Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities that would result in a loss on both these securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by a Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to the Fund's managers' ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the Fund's managers are not successful in employing these instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ these strategies. In addition, the Fund will pay commissions and other costs in connection with these investments, that may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on a Fund's ability to effectively hedge its securities or foreign currency exposure. Each Fund will enter into options or futures positions only if its managers believe that a liquid secondary market for these options or futures contracts exist.

In the case of OTC options on securities, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when a Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, a Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when a Fund is a buyer of a put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market. The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price. The Funds also invest in American, Global and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities (usually equity but sometimes debt) issued by a foreign or domestic corporation.

The Smaller Companies Fund normally will invest at least 65% of its total assets in equity securities of smaller companies located outside the U.S. The Fund's manager considers small companies to be generally those with market capitalization of less than $1.5 billion at the time of purchase. The Fund may retain securities of smaller companies indefinitely, even if their market capitalization has increased. As a result, the average market capitalization of the Fund's portfolio companies at any given time may be greater than $1.5 billion. However, the Fund's manager generally will avoid equity investments in larger companies at any time when less than 65% of the Fund's total assets are invested in equity securities of companies outside the U.S. with a current market capitalization of less than $1.5 billion.

FOREIGN SECURITIES The Funds invest in securities of foreign issuers. The Funds may invest up to 100% of total assets in emerging markets. The Smaller Companies Fund may invest up to 5% of its total assets in Russian securities.

On occasion a Fund may invest more than 25% of its assets in the securities of issuers in one industrialized country that, in the view of the manager, poses no unique investment risk. Consistent with this policy, a Fund may invest up to 30% of its assets in securities issued by Hong Kong companies. However, each Fund will not invest more than 25% of its assets in any one industry or securities issued by any foreign government.

Each Fund may also invest in U.S. companies. The Smaller Companies Fund presently does not expect to invest more than 5% of its assets in equity securities of U.S. companies.

Since foreign companies are not subject to uniform accounting, auditing and financial reporting practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell these securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, you should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Notwithstanding the fact that a Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Depositary Receipts (such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.

DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain Eastern European countries and Russia, of a capital market structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in Eastern Europe and Russia may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that this expropriation will not occur in the future. In the event of this expropriation, the Smaller Companies Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Smaller Companies Fund's assets invested in this country. To the extent these governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Smaller Companies Fund's cash and securities, the Fund's investment in these countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in these countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. These risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation or other factors);
(f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Smaller Companies Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the Russian government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt that may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and
(k) possible difficulty in identifying a purchaser of securities held by the Smaller Companies Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets, as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositaries that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can buy and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issuers deemed suitable by the managers. Further, this could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose that Fund to potential loss on the investment.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID INVESTMENTS Securities that are acquired by a Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets, so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The board has authorized each Fund to invest in restricted securities where this investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the managers, as the case may be, determine that there is a liquid institutional or other market for these securities, for example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The board reviews any determination by the managers to treat a restricted security as liquid on a quarterly basis, including the managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the managers and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. For the Pacific Fund, these securities must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined to be of comparable quality. The Smaller Companies Fund may also invest in non-U.S. currency, short-term instruments denominated in non-U.S. currencies and medium-term (up to five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the Funds' portfolios in a temporary defensive manner. Under such circumstances, the Funds may invest up to 100% of their assets in high quality money market instruments.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (56)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 27 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Ventures Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin/Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.

Kimberley H. Monasterio (37)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

R. Martin Wiskemann (74)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 14 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Director, ILA Financial Services, Inc. (until 1998).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $300 per quarter plus $150 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                  NUMBER OF
                                                                  BOARDS IN
                          TOTAL FEES        TOTAL FEES       FRANKLIN TEMPLETON
                          RECEIVED         RECEIVED FROM        INVESTMENTS ON
                          FROM THE       FRANKLIN TEMPLETON      WHICH EACH
NAME                      TRUST/1/ ($)    INVESTMENTS/2/ ($)      SERVES/3/
----------------------- --------------- --------------------------------------
Frank H. Abbott, III        1,689           156,953                    28
Harris J. Ashton            1,734           359,404                    48
S. Joseph Fortunato         1,637           359,629                    49
Edith E. Holiday            2,100           248,305                    27
Frank W.T. LaHaye           1,689           165,529                    28
Gordon S. Macklin           1,734           359,504                    48


1. For the fiscal year ended October 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United States and Venezuela.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

Templeton Investment Counsel, LLC (Investment Counsel) and Templeton Asset Management Ltd. (Asset Management Hong Kong) are the sub-advisors for Smaller Companies Fund. Asset Management Hong Kong is the sub-advisor for Pacific Fund. For the Smaller Companies Fund, Investment Counsel has an agreement with the manager and Asset Management Hong Kong has an agreement with Investment Counsel to provide investment management advice and assistance. The sub-advisors recommend the optimal equity allocation and provide advice regarding the Funds' investments. The sub-advisors also determine which securities will be purchased, retained or sold and execute these transactions. Asset Management Hong Kong provides the portfolio management services of Simon Rudolph while he remains employed by Asset Management Hong Kong. The sub-advisors' activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:

o 1% of the value of net assets up to and including $100 million;

o 0.90% of the value of net assets over $100 million and not over $250 million;

o 0.80% of the value of net assets over $250 million and not over $500 million; and

o 0.75% of the value of net assets in excess of $500 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of each Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:

                                           MANAGEMENT FEES PAID ($)
                             --------------------------------------------------
                               2000               1999              1998
-------------------------------------------------------------------------------
Smaller Companies Fund        1,132,346         1,166,255          657,454
Pacific Fund                    750,029           629,459          229,542

For each Fund, the manager pays Investment Counsel a fee equal to an annual rate of:

o 0.50% of the value of the Fund's average daily net assets up to and including $100 million;

o 0.40% of the value of the Fund's average daily net assets over $100 million up to and including $250 million;

o 0.30% of the value of the Fund's average daily net assets over $250 million up to and including $500 million; and

o 0.25% of the value of the Fund's average daily assets over $500 million.

For the Smaller Companies Fund, Investment Counsel pays Asset Management Hong Kong a fee equal to an annual rate of:

o 0.1667% of the value of the Fund's average daily net assets up to and including $100 million;

o 0.1333% of the value of the Fund's average daily net assets over $100 million up to and including $250 million;

o 0.10% of the value of the Fund's average daily net assets over $250 million up to and including $500 million; and

o 0.0833% of the value of the Fund's average daily assets over $500 million.

The manager pays this fee from the management fees it receives from each Fund. For the last three fiscal years ended October 31, the manager paid the following sub-advisory fees:

                                          SUB-ADVISORY FEES PAID ($)
                              -------------------------------------------------
                                 2000               1999              1998
-------------------------------------------------------------------------------
Smaller Companies Fund          559,126            573,891          659,180
Pacific Fund/1/                 375,004            314,729          229,541

1.Effective November 1, 2000, the sub-advisor is Templeton Asset Management Ltd.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Funds' average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:

                                    ADMINISTRATION FEES PAID ($)
                             --------------------------------------------
                                2000          1999            1998
-------------------------------------------------------------------------
Smaller Companies Fund        173,652         177,664        209,389
Pacific Fund                  115,630          94,263         68,924

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIANS Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the securities and other assets of the Pacific Fund. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Smaller Companies Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 200 East Las Olas, Ft. Lauderdale, FL 33301, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in each Fund's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

During the last three fiscal years ended October 31, the Funds paid the following brokerage commissions:


                                          BROKERAGE COMMISSIONS ($)
                          ----------------------------------------------------
                               2000                1999              1998
-------------------------------------------------------------------------------
Smaller Companies Fund       307,410             165,837            208,436
Pacific Fund                 195,687             135,371            139,234

For the fiscal year ended October 31, 2000, Templeton Foreign Smaller Companies Fund paid brokerage commissions of $245,817 from aggregate portfolio transactions of $88,827,696 to brokers who provided research services. For the fiscal year ended October 31, 2000, Templeton Pacific Growth Fund paid brokerage commissions of $192,619 from aggregate portfolio transactions of $73,475,964 to brokers who provided research services.

As of October 31, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Each Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities. These considerations apply in particular to the Smaller Companies Fund and the Pacific Fund.

PASS-THROUGH OF FOREIGN TAX CREDITS A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. (See the discussion below on Excise tax distribution requirements.) Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: o 98% of its taxable ordinary income earned during the calendar year; o 98% of its capital gain net income earned during the twelve month period ending October 31; and o 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AND FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS It is anticipated that none or only a small percentage of either Fund's income dividends will qualify for the corporate dividends-received deduction. This is because only dividends received by the Fund from its investment in certain corporations qualify for the deduction.

INVESTMENT IN COMPLEX SECURITIES A Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary or capital, or could affect the amount and timing of income distributed to you. For example,

DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark these contracts to market and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under proposed regulations issued by the Internal Revenue Service, any securities purchased by a Fund as part of a hedging transaction will not be a capital asset, and any gain or loss on the sale of these securities will be ordinary income or loss, not capital. These regulations, if ultimately adopted, will broaden the definition of hedging transactions to include any offsetting positions that are undertaken by the Fund to reduce its risk of loss.

ENHANCED AND SYNTHETIC INVESTMENTS. Each Fund is permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these synthetic securities are economically equivalent to convertible securities, for tax purposes, each security forming part of such an investment is analyzed separately, and the tax consequences of this investment to the Fund could differ from those of an investment in a traditional convertible security. Each Fund is also permitted to invest in enhanced convertible preferred securities that are convertible securities restructured to offer enhanced convertibility and/or yield features. Each Fund intends to invest in these securities only to the extent consistent with preservation of its tax status as the owner of the securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund could invest in securities issued or purchased at a discount that would require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Franklin Templeton International Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust, and is registered with the SEC.

The Smaller Companies Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Pacific Growth Fund currently offers three classes of shares, Class A, Class C and Advisor Class. Each Fund may offer additional classes of shares in the future. The full title of each class is:

o Templeton Foreign Smaller Companies Fund - Class A
o Templeton Foreign Smaller Companies Fund - Class B
o Templeton Foreign Smaller Companies Fund - Class C
o Templeton Foreign Smaller Companies Fund - Advisor Class

o Templeton Pacific Growth Fund - Class A
o Templeton Pacific Growth Fund - Class C
o Templeton Pacific Growth Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2001, the principal shareholders of the Funds, beneficial or of record, were:

                                              SHARE               PERCENTAGE
NAME AND ADDRESS                              CLASS                  (%)
------------------------------------------------------------------------------
FOREIGN SMALLER COMPANIES FUND

Stetson & Co.
c/o Marshall & Ilsley Trust Co
PO Box 2977,
Milwaukee, WI 53202                           A                        6

Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122                  A                        5

Raymond James Assoc., Inc.
FAO A M Hillerman Co TTEES
Elite 0099089
1632 Francisca Rd, NW
Albuquerque, NM 87107-7118                    B                        9

FISERV Securities, Inc.
FAO 71877642, Attn. Mutual Funds Dept.
One Commerce Square, 2005 Market Street
Suite 1200
Philadelphia, PA 19103                        B                        5

PaineWebber
FBO Jacquelyn B. Balish
5210 Chaplins Landing Rd,
Hollywood, SC 29449-5887                      C                        6

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4122                  Advisor                  62

Trukan & Co.
PO Box 3699
Wichita, KS 67201-3699                        Advisor                  12

Franklin Templeton Bank & Trust
 TTEE for ValuSelect
Franklin Resources PSP
Attn: Trading, P.O. Box 2438
Rancho Cordova, CA 95741-2438                 Advisor                  9

PACIFIC FUND

Franklin Templeton Bank & Trust
 TTEE for ValuSelect
Franklin Resources PSP
Attn: Trading, P.O. Box 2438
Rancho Cordova, CA 95741-2438                 Advisor                  3

Peter A. Langerman
11 Arlene Ct.
Short Hills, NJ 07078                         Advisor                  13

Rosalind Achtel
150 Prospect St.
Clark, NJ 07066                               Advisor                  6


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any shares of the Funds owned by the Franklin Templeton Profit Sharing 401(k) Plan.

As of February 1, 2001, the officers and board members, as a group, owned of record and beneficially 3.38% of Pacific Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Funds continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

  If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                         SALES CHARGE (%)
-------------------------------------------------------------------------------
Under $30,000                                               3.0
$30,000 but less than $50,000                               2.5
$50,000 but less than $100,000                              2.0
$100,000 but less than $200,000                             1.5
$200,000 but less than $400,000                             1.0
$400,000 or more                                              0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in each Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN                 THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM                      YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                                          4
2 Years                                                         4
3 Years                                                         3
4 Years                                                         3
5 Years                                                         2
6 Years                                                         1
7 Years                                                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities they might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, each Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by a Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

The Funds value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Funds value options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Funds' NAV is not calculated. Thus, the calculation of the Funds' NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:

                                                                     AMOUNT
                                                                  RECEIVED IN
                                                                  CONNECTION
                                                                    WITH
                                   TOTAL         AMOUNT          REDEMPTIONS
                                COMMISSIONS    RETAINED BY           AND
                                 RECEIVED      DISTRIBUTORS      REPURCHASES
                                   ($)             ($)               ($)
-------------------------------------------------------------------------------
2000
Smaller Companies Fund           366,808         31,333            33,623
Pacific Growth Fund              444,619         26,515           100,989

1999
Smaller Companies Fund           107,378         15,019               533
Pacific Growth Fund              368,747         49,043            10,076

1998
Smaller Companies Fund           423,903         63,831             3,023
Pacific Growth Fund               82,215         82,792             8,598


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the managers has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, a Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Each Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plans are reimbursement plans. They allow the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years. For the fiscal year ended October 31, 2000, the amounts paid by the Funds pursuant to the plan were:

                                             SMALLER            PACIFIC
                                            COMPANIES           GROWTH
                                                $                 $
-------------------------------------------------------------------------------
Advertising                                    -                  -
Printing and mailing prospectuses
 other than to current shareholders            -                  -
Payments to underwriters                       -                  -
Payments to broker-dealers                  211,923            124,554
Other                                          -                  -
                                         --------------------------------
Total                                       211,923            124,554
                                         =================================

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Smaller Companies Fund pursuant to the plan for the fiscal year ended October 31, 2000, were:

                                                       ($)
-------------------------------------------------------------------------------
Advertising                                             26
Printing and mailing prospectuses
 other than to current shareholders                      5
Payments to underwriters                                28
Payments to broker-dealers                           3,503
Other                                                   89
                                                 ------------
Total                                                3,651
                                                 ============

Under the Class C plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended October 31, 2000, were:

                                             SMALLER            PACIFIC
                                            COMPANIES           GROWTH
                                                $                 $
-------------------------------------------------------------------------------
Advertising                                   138                   1,124
Printing and mailing prospectuses
 other than to current shareholders            31                     405
Payments to underwriters                      131                     647
Payments to broker-dealers                  8,671                  96,072
Other                                         294                   2,065
                                         -----------------------------------
Total                                       9,265                 100,313
                                         ===================================

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent a Fund, the manager or Distributors or other parties on behalf of a Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns for the indicated periods ended October 31, 2000, were:

                                                                   SINCE
                                                                 INCEPTION
CLASS A                     1 YEAR (%)        5 YEARS (%)      (9/20/91) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund        -4.13             6.26              8.22
Pacific Fund                 -23.08            -8.97             -0.22

                                                                   SINCE
                                                                 INCEPTION
CLASS B                                       1 YEAR(%)        (1/1/99) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund                         -3.07              6.83

                                                                 SINCE
                                                               INCEPTION
CLASS C                                       1 YEAR (%)       (1/2/97) (%)
-------------------------------------------------------------------------------
Pacific Fund                                  -20.70            -14.37


                                                                 SINCE
                                                                INCEPTION
CLASS C                                       1 YEAR (%)       (7/1/98) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund                        -1.09               1.07


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2000, were:

                                                                  SINCE
                                                                 INCEPTION
CLASS A                     1 YEAR (%)        5 YEARS (%)      (9/20/91) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund       -4.13              35.46              105.37
Pacific Fund                -23.08             -37.49               -2.01

                                                                   SINCE
                                                                 INCEPTION
CLASS B                                       1 YEAR(%)        (1/1/99) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund                         -3.07               12.87


                                                                   SINCE
                                                                 INCEPTION
CLASS C                                       1 YEAR(%)        (1/1/99) (%)
-------------------------------------------------------------------------------
Pacific Fund                                   -20.70            -44.83


                                                                   SINCE
                                                                 INCEPTION
CLASS C                                       1 YEAR(%)        (1/1/99) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund                         -1.09              2.52

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and their manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Funds' portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International EAFE(R) - Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $226 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------
CORPORATE AND FOREIGN GOVERNMENT BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, for commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






FRANKLIN TEMPLETON
INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND
TEMPLETON PACIFIC GROWTH FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2001

[Insert Franklin Templeton Ben Head]
P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2001 which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks                            2
Officers and Trustees                                16
Management and Other Services                        19
Portfolio Transactions                               21
Distributions and Taxes                              22
Organization, Voting Rights
 and Principal Holders                               24
Buying and Selling Shares                            25
Pricing Shares                                       28
The Underwriter                                      29
Performance                                          29
Miscellaneous Information                            31
Description of Ratings                               31


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
                                                                 FTIT SAIA 03/01


GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The investment goal of each Fund is long-term capital growth.

Each Fund may not:

1. Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer;

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of either Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

3. Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments;

4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

5.  Underwrite  securities  of other  issuers,  except  insofar as a Fund may be
technically   deemed  an  underwriter  under  the  federal  securities  laws  in connection with the disposition of portfolio securities;

6. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by each Fund only after registration under the Securities Act of 1933, as amended, (1933 Act), if as a result more than 10% of their net assets would be invested in such illiquid securities;

7. Invest in securities for the purpose of exercising management or control of the issuer;

8. Maintain a margin account with a securities dealer, except that either Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, nor invest in commodities or commodities contracts or interests (other than publicly-traded equity securities) or leases with respect to any oil, gas or other mineral exploration or development programs, except that either Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith;

9. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

10. Invest more than 5% of total assets in companies which have a record of less
than  three  years  continuous  operation,   including  the  operations  of  any
predecessor companies;

11. Invest directly in real estate or real estate limited partnerships (although either Fund may invest in real estate investment trusts) or in the securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, (1940 Act) or pursuant to any exemptions therefrom, including any exemption permitting either Fund to invest in shares of one or more money market funds managed by the manager or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or

12. Purchase or retain in either Fund's portfolio any security if any officer, trustee or securityholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund may not issue senior securities except to the extent that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, pledging, mortgaging or hypothecating the Fund's assets as security for loans, entering into repurchase transactions, engaging in joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except as the Fund may participate in a joint repurchase agreement account with other funds in the Franklin Templeton Investments.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goal, each Fund may invest in various types of securities or engage in various types of transactions. These securities and transactions, and their associated risks, are described below. The Funds' manager is under no obligation to invest in any or all of these securities or engage in any or all of these types of transactions.

CONVERTIBLE SECURITIES As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Each Fund may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security or a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Pacific Fund currently has no intention of investing more than 5% of its net assets in synthetic convertible securities, while the Smaller Companies Fund does not currently intend to invest in synthetic convertible securities.

Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Each Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other convertible security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

The Smaller Companies Fund may buy debt securities which are rated C or better by Moody's or S&P, or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), including defaulted securities.

The Pacific Fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better, or unrated debt which it determines to be of comparable quality. The Fund's investments in debt instruments may include U.S. and foreign government and corporate securities, including Samurai bonds, Yankee bonds and Eurobonds.

HIGH YIELDING, FIXED-INCOME SECURITIES. The Smaller Companies Fund may invest up to 5% of its assets in fixed income securities that are rated below investment grade or are unrated but deemed by the managers to be of equivalent quality.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, that react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's, ratings that are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Smaller Companies Fund may have unrealized losses on defaulted securities that are reflected in the price of the Smaller Companies Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Smaller Companies Fund's net assets are impacted prior to the default. The Smaller Companies Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

The Smaller Companies Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Smaller Companies Fund's ability to dispose of particular issues, when necessary, to meet the Smaller Companies Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.

The Smaller Companies Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The managers will carefully review their credit and other characteristics. The Smaller Companies Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of these securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. The Smaller Companies Fund will rely on the managers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the managers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

DERIVATIVE SECURITIES

CURRENCY TRANSACTIONS. Although each Fund has the authority to enter into forward currency exchange contracts (forward contracts) and currency futures contracts and options on these futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets, they presently have no intention of entering into such transactions.

FORWARD CONTRACTS AND CURRENCY FUTURES CONTRACTS. Forward currency exchange contracts to try to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

Each Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security by buying the amount of foreign currency needed to settle the transaction. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund may also purchase and sell forward contracts for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value but securities denominated in that currency do not present attractive investment opportunities and are held in a Fund.

A Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

The Funds generally will not enter into a forward contract with a term of greater than one year.

CURRENCY FUTURES CONTRACTS. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

OPTIONS ON FOREIGN CURRENCIES. Each Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may lose the entire amount of the premium plus related transaction costs. For more information about the mechanics of buying and writing options, please see the section on "Options on securities and securities indices" below.

The Fund will not enter into forward currency exchange contracts or currency futures contracts or buy or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Although the Funds have the authority to enter into these transactions, they currently have no intention of doing so.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. A Fund may write covered call and put options on any securities in which it may invest. A Fund may buy and write these options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by a Fund will be "covered." The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A call option written by a Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian bank.

A put option written by a Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option that wishes to terminate its obligation may effect a closing purchase transaction. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when the Fund so desires.

BUYING PUT OPTIONS. A Fund may buy put options on securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to buy put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying that option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. This gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

BUYING CALL OPTIONS. A Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of this security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

OPTIONS ON STOCK INDICES. A Fund may buy and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When a Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian bank in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS ON SECURITIES (OTC OPTIONS). A Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

The Funds understand the current position of the staff of the U.S. Securities and Exchange Commission (SEC) to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds and their managers disagree with this position. Nevertheless, pending a change in the staff's position, the Funds will treat OTC options as subject to its limitation on illiquid securities. Please see "Illiquid Investments."

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

FORWARD CONVERSIONS. In a forward conversion, a Fund will buy securities and write call options and buy put options on these securities. All options written by the Fund will be covered. By buying puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. These price movements may also affect a Fund's total return if the conversion is terminated prior to the expiration date of the options. In this event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by buying put options.

SPREAD AND STRADDLE TRANSACTIONS. A Fund may engage in "spread" transactions in which it buys and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. A Fund may also engage in so-called "straddles," in which it buys or writes combinations of put and call options on the same security. Because buying options in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in these options transactions. A Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

FUTURES TRANSACTIONS. Although each Fund has the authority to enter into these transactions, it currently has no intention of doing so.

Each Fund may buy or sell (i) financial futures contracts such as interest rate futures contracts; (ii) options on interest rate futures contracts; (iii) stock index futures contracts; and (iv) options on stock index futures contracts (collectively, futures transactions) for bona fide hedging purposes. Each Fund may enter into these futures transactions on domestic exchanges and, to the extent these transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in futures transactions for speculation but only as a hedge against changes resulting from market conditions such as changes in interest rates, currency exchange rates, or securities that it intends to buy. Each Fund will not enter into any futures transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, each Fund will not engage in any futures transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to this change in value.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of this currency and its portfolio securities that are denominated in this currency. Each Fund can buy futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in this currency that the Fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take this delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange, an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. A Fund may incur brokerage fees when it buys or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities or currency will usually be liquidated in this manner, each Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the buying or selling will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give each Fund the right, but not the obligation, for a specified price, to sell or to buy, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, each Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Examples of financial futures contracts include interest rate futures contracts and stock index futures contracts.

INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, that depends primarily on prevailing interest rates. Each Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. A sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the Fund from declining as much as it otherwise could have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

Each Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

HEDGING STRATEGIES WITH FUTURES. Hedging by use of futures contracts seeks to establish, with more certainty than would otherwise be possible, the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices of foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the managers, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Funds' portfolio may be more or less volatile than prices of these futures contracts, the managers will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Funds enter into a greater or fewer number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds' securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds' portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by buying these futures contracts. This would be done, for example, when a Fund anticipates the subsequent buy of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The CFTC and U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on their strategies for hedging their securities. The need to hedge against these risks will depend on the extent of diversification of each Funds' common stock portfolio and the sensitivity of these investments to factors influencing the stock market as a whole.

OTHER CONSIDERATIONS AND RISKS. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at a lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed below. The Funds will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations that permit principals of an investment company registered under the 1940 Act to engage in these transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging that the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. The Funds are not permitted to engage in speculative futures trading. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to buy.

Except as stated below, the Funds' futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities it intends to buy (or the currency will be purchased to protect the Fund against an increase in the price of the securities (or the currency in which they are denominated)). As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position involving the purchase of futures contracts, the Fund will have bought, or will be in the process of buying, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases when it is economically advantageous for the Funds to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. In the alternative, a CFTC regulation permits the Funds to elect to comply with a different test, under which (i) a Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the liquidation value of the Fund's investment portfolio (a) after taking into account unrealized profits and losses on any such contracts into which the Fund has entered and (b) excluding the in-the-money amount with respect to any option that is in-the-money at the time of purchase.

Each Fund will engage in transactions in futures contracts and related options only to the extent these transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Each Fund will not buy or sell futures contracts or buy or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to buy securities or currencies, require the Fund to segregate assets to cover these contracts and options.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the managers may still not result in a successful transaction.

Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Each Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities that would result in a loss on both these securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by a Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to the Fund's managers' ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the Fund's managers are not successful in employing these instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ these strategies. In addition, the Fund will pay commissions and other costs in connection with these investments, that may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on a Fund's ability to effectively hedge its securities or foreign currency exposure. Each Fund will enter into options or futures positions only if its managers believe that a liquid secondary market for these options or futures contracts exist.

In the case of OTC options on securities, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when a Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, a Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when a Fund is a buyer of a put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market. The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price. The Funds also invest in American, Global and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities (usually equity but sometimes debt) issued by a foreign or domestic corporation.

The Smaller Companies Fund normally will invest at least 65% of its total assets in equity securities of smaller companies located outside the U.S. The Fund's manager considers small companies to be generally those with market capitalization of less than $1.5 billion at the time of purchase. The Fund may retain securities of smaller companies indefinitely, even if their market capitalization has increased. As a result, the average market capitalization of the Fund's portfolio companies at any given time may be greater than $1.5 billion. However, the Fund's manager generally will avoid equity investments in larger companies at any time when less than 65% of the Fund's total assets are invested in equity securities of companies outside the U.S. with a current market capitalization of less than $1.5 billion.

FOREIGN SECURITIES The Funds invest in securities of foreign issuers. The Funds may invest up to 100% of total assets in emerging markets. The Smaller Companies Fund may invest up to 5% of its total assets in Russian securities.

On occasion a Fund may invest more than 25% of its assets in the securities of issuers in one industrialized country that, in the view of the manager, poses no unique investment risk. Consistent with this policy, a Fund may invest up to 30% of its assets in securities issued by Hong Kong companies. However, each Fund will not invest more than 25% of its assets in any one industry or securities issued by any foreign government.

Each Fund may also invest in U.S. companies. The Smaller Companies Fund presently does not expect to invest more than 5% of its assets in equity securities of U.S. companies.

Since foreign companies are not subject to uniform accounting, auditing and financial reporting practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell these securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, you should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Notwithstanding the fact that a Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Depositary Receipts (such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.

DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain Eastern European countries and Russia, of a capital market structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in Eastern Europe and Russia may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that this expropriation will not occur in the future. In the event of this expropriation, the Smaller Companies Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Smaller Companies Fund's assets invested in this country. To the extent these governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Smaller Companies Fund's cash and securities, the Fund's investment in these countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in these countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. These risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation or other factors);
(f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Smaller Companies Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the Russian government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt that may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and
(k) possible difficulty in identifying a purchaser of securities held by the Smaller Companies Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets, as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositaries that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can buy and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issuers deemed suitable by the managers. Further, this could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose that Fund to potential loss on the investment.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID INVESTMENTS Securities that are acquired by a Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets, so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The board has authorized each Fund to invest in restricted securities where this investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the managers, as the case may be, determine that there is a liquid institutional or other market for these securities, for example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The board reviews any determination by the managers to treat a restricted security as liquid on a quarterly basis, including the managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the managers and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. For the Pacific Fund, these securities must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined to be of comparable quality. The Smaller Companies Fund may also invest in non-U.S. currency, short-term instruments denominated in non-U.S. currencies and medium-term (up to five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the Funds' portfolios in a temporary defensive manner. Under such circumstances, the Funds may invest up to 100% of their assets in high quality money market instruments.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (56)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 27 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Ventures Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Finanical Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin/Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.

Kimberley H. Monasterio (37)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

R. Martin Wiskemann (74)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 14 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Director, ILA Financial Services, Inc. (until 1998).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $300 per quarter plus $150 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                  NUMBER OF
                                                                  BOARDS IN
                          TOTAL FEES        TOTAL FEES       FRANKLIN TEMPLETON
                          RECEIVED         RECEIVED FROM        INVESTMENTS ON
                          FROM THE       FRANKLIN TEMPLETON      WHICH EACH
NAME                      TRUST/1/ ($)    INVESTMENTS/2/ ($)      SERVES/3/
----------------------- --------------- --------------------------------------
Frank H. Abbott, III        1,689           156,953                    28
Harris J. Ashton            1,734           359,404                    48
S. Joseph Fortunato         1,637           359,629                    49
Edith E. Holiday            2,100           248,305                    27
Frank W.T. LaHaye           1,689           165,529                    28
Gordon S. Macklin           1,734           359,504                    48

1. For the fiscal year ended October 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United States and Venezuela.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

Templeton Investment Counsel, LLC (Investment Counsel) and Templeton Asset Management Ltd. (Asset Management Hong Kong) are the sub-advisors for Smaller Companies Fund. Asset Management Hong Kong is the sub-advisor for Pacific Fund. For the Smaller Companies Fund, Investment Counsel has an agreement with the manager and Asset Management Hong Kong has an agreement with Investment Counsel to provide investment management advice and assistance. The sub-advisors recommend the optimal equity allocation and provide advice regarding the Funds' investments. The sub-advisors also determine which securities will be purchased, retained or sold and execute these transactions. Asset Management Hong Kong provides the portfolio management services of Simon Rudolph while he remains employed by Asset Management Hong Kong. The sub-advisors' activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:

o 1% of the value of net assets up to and including $100 million;

o 0.90% of the value of net assets over $100 million and not over $250 million;

o 0.80% of the value of net assets over $250 million and not over $500 million; and

o 0.75% of the value of net assets in excess of $500 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of each Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:


                                           MANAGEMENT FEES PAID ($)
                             --------------------------------------------------
                               2000               1999              1998
-------------------------------------------------------------------------------
Smaller Companies Fund        1,132,346         1,166,255          657,454
Pacific Fund                    750,029           629,459          229,542

For each Fund, the manager pays Investment Counsel a fee equal to an annual rate of:

o 0.50% of the value of the Fund's average daily net assets up to and including $100 million;

o 0.40% of the value of the Fund's average daily net assets over $100 million up to and including $250 million;

o 0.30% of the value of the Fund's average daily net assets over $250 million up to and including $500 million; and

o 0.25% of the value of the Fund's average daily assets over $500 million.

For the Smaller Companies Fund, Investment Counsel pays Asset Management Hong Kong a fee equal to an annual rate of:

o 0.1667% of the value of the Fund's average daily net assets up to and including $100 million;

o 0.1333% of the value of the Fund's average daily net assets over $100 million up to and including $250 million;

o 0.10% of the value of the Fund's average daily net assets over $250 million up to and including $500 million; and

o 0.0833% of the value of the Fund's average daily assets over $500 million.

The manager pays this fee from the management fees it receives from each Fund. For the last three fiscal years ended October 31, the manager paid the following sub-advisory fees:

                                          SUB-ADVISORY FEES PAID ($)
                              -------------------------------------------------
                                 2000               1999              1998
-------------------------------------------------------------------------------
Smaller Companies Fund          559,126            573,891          659,180
Pacific Fund/1/                 375,004            314,729          229,541

1.Effective November 1, 2000, the sub-advisor is Templeton Asset Management Ltd.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Funds' average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:

                                    ADMINISTRATION FEES PAID ($)
                             --------------------------------------------
                                2000          1999            1998
-------------------------------------------------------------------------
Smaller Companies Fund        173,652         177,664        209,389
Pacific Fund                  115,630          94,263         68,924

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIANS Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the securities and other assets of the Pacific Fund. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Smaller Companies Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 200 East Las Olas, Ft. Lauderdale, FL 33301, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in each Fund's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

During the last three fiscal years ended October 31, the Funds paid the following brokerage commissions:

                                           BROKERAGE COMMISSIONS ($)
                          ----------------------------------------------------
                               2000                1999              1998
-------------------------------------------------------------------------------
Smaller Companies Fund       307,410             165,837            208,436
Pacific Fund                 195,687             135,371            139,234

For the fiscal year ended October 31, 2000, Templeton Foreign Smaller Companies Fund paid brokerage commissions of $245,817 from aggregate portfolio transactions of $88,827,696 to brokers who provided research services. For the fiscal year ended October 31, 2000, Templeton Pacific Growth Fund paid brokerage commissions of $192,619 from aggregate portfolio transactions of $73,475,964 to brokers who provided research services.

As of October 31, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Each Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities. These considerations apply in particular to the Smaller Companies Fund and the Pacific Fund.

PASS-THROUGH OF FOREIGN TAX CREDITS A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. (See the discussion below on Excise tax distribution requirements.) Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: o 98% of its taxable ordinary income earned during the calendar year; o 98% of its capital gain net income earned during the twelve month period ending October 31; and o 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AND FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS It is anticipated that none or only a small percentage of either Fund's income dividends will qualify for the corporate dividends-received deduction. This is because only dividends received by the Fund from its investment in certain corporations qualify for the deduction.

INVESTMENT IN COMPLEX SECURITIES A Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary or capital, or could affect the amount and timing of income distributed to you. For example,

DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark these contracts to market and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under proposed regulations issued by the Internal Revenue Service, any securities purchased by a Fund as part of a hedging transaction will not be a capital asset, and any gain or loss on the sale of these securities will be ordinary income or loss, not capital. These regulations, if ultimately adopted, will broaden the definition of hedging transactions to include any offsetting positions that are undertaken by the Fund to reduce its risk of loss.

ENHANCED AND SYNTHETIC INVESTMENTS. Each Fund is permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these synthetic securities are economically equivalent to convertible securities, for tax purposes, each security forming part of such an investment is analyzed separately, and the tax consequences of this investment to the Fund could differ from those of an investment in a traditional convertible security. Each Fund is also permitted to invest in enhanced convertible preferred securities that are convertible securities restructured to offer enhanced convertibility and/or yield features. Each Fund intends to invest in these securities only to the extent consistent with preservation of its tax status as the owner of the securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund could invest in securities issued or purchased at a discount that would require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Franklin Templeton International Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust, and is registered with the SEC.

The Smaller Companies Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Pacific Growth Fund currently offers three classes of shares, Class A, Class C and Advisor Class. Each Fund may offer additional classes of shares in the future. The full title of each class is:

o Templeton Foreign Smaller Companies Fund - Class A
o Templeton Foreign Smaller Companies Fund - Class B
o Templeton Foreign Smaller Companies Fund - Class C
o Templeton Foreign Smaller Companies Fund - Advisor Class

o Templeton Pacific Growth Fund - Class A
o Templeton Pacific Growth Fund - Class C
o Templeton Pacific Growth Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2001, the principal shareholders of the Funds, beneficial or of record, were:


                                              SHARE               PERCENTAGE
NAME AND ADDRESS                              CLASS                  (%)
------------------------------------------------------------------------------
FOREIGN SMALLER COMPANIES FUND

Stetson & Co.
c/o Marshall & Ilsley Trust Co
PO Box 2977,
Milwaukee, WI 53202                           A                        6

Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122                  A                        5

Raymond James Assoc., Inc.
FAO A M Hillerman Co TTEES
Elite 0099089
1632 Francisca Rd, NW
Albuquerque, NM 87107-7118                    B                        9

FISERV Securities, Inc.
FAO 71877642, Attn. Mutual Funds Dept.
One Commerce Square, 2005 Market Street
Suite 1200
Philadelphia, PA 19103                        B                        5

PaineWebber
FBO Jacquelyn B. Balish
5210 Chaplins Landing Rd,
Hollywood, SC 29449-5887                      C                        6

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4122                  Advisor                  62

Trukan & Co.
PO Box 3699
Wichita, KS 67201-3699                        Advisor                  12

Franklin Templeton Bank & Trust
 TTEE for ValuSelect
Franklin Resources PSP
Attn: Trading, P.O. Box 2438
Rancho Cordova, CA 95741-2438                 Advisor                  9

PACIFIC FUND

Franklin Templeton Bank & Trust
 TTEE for ValuSelect
Franklin Resources PSP
Attn: Trading, P.O. Box 2438
Rancho Cordova, CA 95741-2438                 Advisor                  3

Peter A. Langerman
11 Arlene Ct.
Short Hills, NJ 07078                         Advisor                  13

Rosalind Achtel
150 Prospect St.
Clark, NJ 07066                               Advisor                  6

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administratve committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any shares of the Funds owned by the Franklin Templeton Profit Sharing 401(k) Plan.

As of February 1, 2001, the officers and board members, as a group, owned of record and beneficially 3.38% of the Pacific Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities they might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, each Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by a Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

The Funds value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Funds value options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Funds' NAV is not calculated. Thus, the calculation of the Funds' NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Funds' Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended October 31, 2000, were:

                                                                      SINCE
                                                                   INCEPTION
ADVISOR CLASS                  1 YEAR (%)      5 YEARS (%)       (9/20/91) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund           2.01            7.88                 9.12
Pacific Fund                   -18.14           -7.51                 0.65

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical
      $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2000, were:

                                                                      SINCE
                                                                    INCEPTION
ADVISOR CLASS                   1 YEAR (%)      5 YEARS (%)       (9/20/91) (%)
-------------------------------------------------------------------------------
Smaller Companies Fund            2.01            46.09              121.42
Pacific Fund                    -18.14           -32.33                6.08

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and their manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Funds' portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International EAFE(R) - Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $226 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------
CORPORATE AND FOREIGN GOVERNMENT BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



                      FRANKLIN TEMPLETON INTERNATIONAL TRUST
                             FILE NOS. 33-41340 &
                                   811-6336

                                   FORM N-1A

                                    PART C
                               OTHER INFORMATION

ITEM 23.   EXHIBITS

      The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust


           (i) Certificate of Trust of Franklin International Trust dated March 19, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (ii) Agreement and Declaration of Trust of Franklin International Trust dated March 19, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (iii) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated August 20, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (iv) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated May 14, 1992
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-4134
                 Filing Date: December 29, 1995

           (v) Certificate of Amendment of Agreement and Declaration of Trust of Franklin International Trust dated December 14, 1995
                 Filing: Post-Effective Amendment No. 7 to
                 Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: July 23, 1996

      (b)  By-laws

           (i)   By-Laws of Franklin International Trust
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (ii) Amendment to By-Laws of Franklin International Trust dated April 19, 1994
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 20, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (ii) Templeton Pacific Growth Fund Sub-advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management LTD. dated November 1, 2000

           (iii) Templeton Foreign Smaller Companies Fund Sub-advisory Agreement between Franklin Advisers, Inc. and Templeton Investment Counsel, LLC dated January 1, 2001

           (iv) Form of Templeton Foreign Smaller Companies Fund Sub-advisory Agreement between Templeton Investment Counsel, LLC and Templeton Asset Management LTD. dated January 1, 2001


      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000

           (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1998

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Custody Agreement between Registrant and Chase Manhattan Bank, NT & SA dated July 28, 1995
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (ii) Amendment to Custody Agreement between Franklin Templeton International Trust on behalf of Templeton Foreign Smaller Companies Fund and Chase Manhattan Bank, N.A. dated July 24, 1996
                 Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 31, 1997

           (iii) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 31, 1997

           (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 31, 1997

           (v) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between the Registrant and Bank of New York
                 Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 31, 1997

           (vi) Amendment dated February 27, 1998 to the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1998

           (vii) Amendment dated August 30, 2000, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

           (viii)Foreign Custody Manager Agreement between the Registrant on behalf of Templeton Pacific Growth Fund and Bank of New York made as of July 30, 1998, effective as of February 27, 1998
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1998

           (ix) Amendment dated August 30, 2000, to Schedule 1 of the Foreign Custody Manager Agreement dated July 30, 1998

           (x) Amendment dated September 1, 2000, to Schedule 2 of the Foreign Custody Manager Agreement dated July 30, 1998

(h)   Other Material Contracts

(i)   Subcontract for Fund Administrative Services dated
                January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC

      (i)  Legal Opinion

           (i)   Opinion and Consent of Counsel dated December 14, 1998
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 30, 1998

      (j)  Other Opinions

           (i)   Consent of Independent Auditors

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i)   Letter of Understanding dated September 10, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

      (m)  Rule 12b-1 Plan

           (i) Amended and Restated Distribution Plan pursuant to Rule 12b-1 between the Registrant and Franklin/Templeton Distributors, Inc. dated July 1, 1993
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 29, 1995

           (ii) Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Pacific Growth Fund and Templeton Foreign Smaller Companies Fund and
                 Franklin/Templeton Distributors, Inc. dated October 31, 2000

           (iii) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Foreign Smaller Companies Fund and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: February 28, 2000

      (n)  Rule 18f-3 Plan

           (i) Multiple Class Plan for Templeton Pacific Growth Fund dated June 18, 1996
                 Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: December 31, 1997

           (ii) Multiple Class Plan for Templeton Foreign Smaller Companies Fund dated April 16, 1998
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: February 28, 2000

      (p)  Code of Ethics

           (i)  Code of Ethics

      (q)  Power of Attorney

           (i)   Power of Attorney dated January 20, 2000
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 33-41340
                 Filing Date: February 28, 2000

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

a) Franklin Advisers, Inc.

The officers and trustees of the Registrant's manager also serve as officers and/or directors or trustees for (1) Franklin Advisers, Inc.'s (Advisers) corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and trustees during the past two years.

b) Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC, an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as Templeton Foreign Smaller Companies Fund's sub-advisor, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's sub-advisor (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the sub-advisor and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

c) Templeton Asset Management Ltd.

Templeton Asset Management Ltd. (Asset Management Hong Kong), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Funds' sub-advisors, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' sub-advisor (SEC File 801-46997), incorporated herein by reference, which sets forth the officers and directors of the sub-advisor and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404-1585.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

      Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of February, 2001.

                          FRANKLIN TEMPLETON INTERNATIONAL TRUST
                          (Registrant)

                          By:  /s/David P. Goss
                              -----------------
                               David P. Goss
                               Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*             Principal Executive Officer
-----------------------             and Trustee
Rupert H. Johnson, Jr.              Dated: February 26, 2001

MARTIN L. FLANAGAN*                 Principal Financial Officer
-------------------
Martin L. Flanagan                  Dated: February 26, 2001

KIMBERLY MONASTERIO *               Principal Accounting Officer
---------------------
Kimberly Monasterio                 Dated: February 26, 2001

FRANK H. ABBOTT, III*               Trustee
--------------------
Frank H. Abbott, III                Dated: February 26, 2001

HARRIS J. ASHTON*                   Trustee
-----------------
Harris J. Ashton                    Dated: February 26, 2001

HARMON E. BURNS*                    Trustee
----------------
Harmon E. Burns                     Dated: February 26, 2001

S. JOSEPH FORTUNATO*                Trustee
--------------------
S. Joseph Fortunato                 Dated: February 26, 2001

EDITH E. HOLIDAY*                   Trustee
-----------------
Edith E. Holiday                    Dated: February 26, 2001

CHARLES B. JOHNSON*                 Trustee
-------------------
Charles B. Johnson                  Dated: February 26, 2001

FRANK W.T. LAHAYE*                  Trustee
------------------
Frank W.T. LaHaye                   Dated: February 26, 2001

GORDON S. MACKLIN*                  Trustee
------------------
Gordon S. Macklin                   Dated: February 26, 2001


*By   /s/David P. Goss
     -----------------
      David P. Goss, Attorney-in-Fact
      (pursuant to Power of Attorney previously filed)

                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
                            REGISTRATION STATEMENT

                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION                             LOCATION

EX-99.(a)(i)       Certificate of Trust for Franklin         *
                   International Trust dated March 19,
                   1991

EX-99.(a)(ii)      Agreement and Declaration of Trust        *
                   of Franklin International Trust
                   dated March 19, 1991

EX-99.(a)(iii)     Certificate of Amendment to the           *
                   Certificate of Trust of Franklin
                   International Trust dated August 20,
                   1991

EX-99.(a)(iv)      Certificate of Amendment to the           *
                   Certificate of Trust of Franklin
                   International Trust dated May 14,
                   1992

EX-99.(a)(v)       Certificate of Amendment of               *
                   Agreement and Declaration of Trust
                   of Franklin International Trust
                   dated December 14, 1995

EX-99.(b)(i)       By-Laws of Franklin International         *
                   Trust

EX-99.(b)(ii)      Amendment to By-Laws of Franklin          *
                   International Trust dated April 19,
                   1994

EX-99.(d)(i)       Management Agreement between              *
                   Registrant and Franklin Advisers,
                   Inc. dated September 20, 1991

EX-99.(d)(ii)      Templeton Pacific Growth Fund             Attached
                   Sub-advisory Agreement between
                   Franklin Advisers, Inc. and
                   Templeton Asset Management LTD.
                   dated November 1, 2000

EX-99.(d)(iii)     Templeton Foreign Smaller Companies       Attached
                   Fund Sub-advisory Agreement between
                   Franklin Advisers, Inc. and
                   Templeton Investment Counsel, LLC
                   dated January 1, 2000

EX-99.(d)(iv)      Form of Templeton Foreign Smaller         Attached
                   Companies Fund Sub-advisory
                   Agreement between Templeton
                   Investment Counsel, LLC and
                   Templeton Asset Management LTD.
                   dated January 1, 2001

EX-99.(e)(i)       Amended and Restated Distribution         Attached
                   Agreement between Registrant and
                   Franklin/Templeton Distributors,
                   Inc. dated October 31, 2000

EX-99.(e)(ii)      Forms of Dealer Agreements between        *
                   Franklin/Templeton Distributors,
                   Inc. and Securities Dealers dated
                   March 1, 1998

EX-99.(g)(i)       Custody Agreement between Franklin        *
                   International Trust and Chase
                   Manhattan Bank, NT & SA dated July
                   28, 1995

EX-99.(g)(ii)      Amendment to Custody Agreement            *
                   between Franklin Templeton
                   International Trust, on behalf of
                   Templeton Foreign Smaller Companies
                   Fund and Chase Manhattan Bank, N.A.
                   dated July 24, 1996

EX-99.(g)(iii)     Master Custody Agreement between          *
                   Registrant and Bank of New York
                   dated February 16, 1996

EX-99.(g)(iv)      Terminal Link Agreement between           *
                   Registrant and Bank of New York
                   dated February 16, 1996

EX-99.(g)(v)       Amendment dated May 7, 1997 to the        *
                   Master Custody Agreement dated
                   February 16, 1996 between Registrant
                   and Bank of New York

EX-99.(g)(vi)      Amendment dated February 27, 1998 to      *
                   Exhibit A of the Master Custody
                   Agreement between the Registrant and
                   Bank of New York dated February 16,
                   1996

EX-99.(g)(vii)     Amendment dated August 30, 2000 to      Attached
                   Exhibit A of the Master Custody
                   Agreement between Registrant and
                   bank of New York dated February 16,
                   1996

EX-99.(g)(viii)    Foreign Custody Manager Agreement           *
                   between the Registrant on behalf of
                   Templeton Pacific Growth Fund and
                   Bank of New York made as of July 30,
                   1998, effective as of February 27,
                   1998

EX-99.(g)(ix)      Amendment dated August 30, 2000, to       Attached
                   Schedule 1 of the Foreign Custody
                   Manager Agreement dated July 30, 1998

EX-99.(g)(x)       Amendment dated September 1, 2000,        Attached
                   to Schedule 2 of the Foreign Custody
                   Manager Agreement dated July 30, 1998

EX-99.(h)(i)       Subcontract for Fund Administrative       Attached
                   Services dated January 1, 2001
                   between Franklin Advisers, Inc. and
                   Franklin Templeton Services, LLC

EX-99.(i)(i)       Opinion and Consent of Counsel dated      *
                   December 14, 1998

EX-99.(j)(i)       Consent of Independent Auditors           Attached

EX-99.(l)(i)       Letter of Understanding dated             *
                   September 10, 1991

EX-99.(m)(i)       Amended and Restated Distribution         *
                   Plan Pursuant to Rule 12b-1 between
                   the Registrant and
                   Franklin/Templeton Distributors,
                   Inc. dated July 1, 1993

EX-99.(m)(ii)      Class C Distribution Plan pursuant        Attached
                   to Rule 12b-1 between the
                   Registrant, on behalf of Templeton
                   Pacific Growth Fund and Templeton
                   Foreign Smaller Companies Fund and
                   Franklin/Templeton Distributors,
                   Inc. dated October 31, 2000

EX-99.(m)(iii)     Class B Distribution Plan pursuant        *
                   to Rule 12b-1 between the
                   Registrant, on behalf of Templeton
                   Foreign Smaller Companies Fund and
                   Franklin/Templeton Distributors,
                   Inc. dated October 16, 1998

EX-99.(n)(i)       Multiple Class Plan for Templeton         *
                   Pacific Growth Fund dated June 18,
                   1996

EX-99.(n)(ii)      Multiple Class Plan for Templeton         *
                   Foreign Smaller Companies Fund

EX-99.(p)(i)       Code of Ethics                            Attached

EX-99.(q)(i)       Power of Attorney dated January 20,       *
                   2000


*Incorporated by Reference